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                                                                   EXHIBIT 99(d)

                         NOTICE OF GUARANTEED DELIVERY

                 TO ACCEPT OFFER FOR AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

                                       OF

                              THE ENERGY GROUP PLC
                       PURSUANT TO THE OFFER TO PURCHASE

                              DATED MARCH 9, 1998


                                       BY

                       LEHMAN BROTHERS AND MERRILL LYNCH
                                  ON BEHALF OF

                              TU ACQUISITIONS PLC
             (A WHOLLY-OWNED SUBSIDIARY OF TEXAS UTILITIES COMPANY)

     As set forth in "Procedures for Tendering Energy Group ADSs" in Part B of Appendix I to the Texas Utilities Offer (the "Offer to Purchase" or the "Offer"), this form or one substantially equivalent hereto must be used for acceptance of the Offer in respect of Energy Group ADSs, if American Depositary Receipts evidencing Energy Group ADSs ("Energy Group ADRs") are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach the US Depositary prior to the expiration of the Subsequent Offer Period (as defined in the Offer to Purchase). Such form may be delivered by hand or mailed to the US Depositary and must include a signature guarantee by an Eligible Institution in the form set out herein. See "Procedures for Tendering Energy Group
ADSs -- Guaranteed Delivery" in Part B of Appendix I to the Offer to Purchase.

                      The US Depositary for the Offer is:

                              THE BANK OF NEW YORK

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           By Mail:                 Facsimile Transmission:      By Hand or Overnight Courier:
                                   (for Eligible Institutions
 Tender & Exchange Department                Only)                Tender & Exchange Department
        P.O. Box 11248                   (212) 815-6213                101 Barclay Street
     Church Street Station                                         Receive and Deliver Window
 New York, New York 10286-1248     For Information Telephone:       New York, New York 10286
                                         (800) 507-9357
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DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH
ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     This form is not to be used to guarantee signatures. If a signature or a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     ACCEPTANCE OF THE OFFER IN RESPECT OF ENERGY GROUP SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY ENERGY GROUP ADSs) MAY NOT BE MADE WITH THIS FORM.
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Ladies and Gentlemen:

     The undersigned accepts the Offer in respect of Energy Group ADSs upon the terms and subject to the conditions set forth below pursuant to the guaranteed delivery procedure set out in "Procedures for Tendering Energy Group
ADSs -- Guaranteed Delivery" in Part B of Appendix I to the Offer to Purchase.

     THE UNDERSIGNED UNDERSTANDS THAT THE ACCEPTANCE OF THE OFFER IN RESPECT OF ENERGY GROUP ADSs PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION. SEE "PROCEDURES FOR TENDERING ENERGY GROUP ADSs -- GUARANTEED DELIVERY" IN PART B OF APPENDIX I TO THE OFFER TO PURCHASE. TO BE COUNTED TOWARDS SATISFACTION OF THE ACCEPTANCE CONDITION, THE ENERGY GROUP ADRs EVIDENCING SUCH ENERGY GROUP ADSs MUST, PRIOR TO THE INITIAL CLOSING DATE, BE RECEIVED BY THE US DEPOSITARY OR, IF APPLICABLE, TIMELY CONFIRMATION OF A BOOK-ENTRY TRANSFER OF SUCH ENERGY GROUP ADSs INTO THE US DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY PURSUANT TO THE PROCEDURES SET OUT IN "PROCEDURES FOR TENDERING ENERGY GROUP ADSs -- BOOK-ENTRY TRANSFER" IN PART B OF APPENDIX I TO THE OFFER TO PURCHASE MUST BE RECEIVED BY THE US DEPOSITARY, TOGETHER WITH A DULY EXECUTED LETTER OF TRANSMITTAL OR FACSIMILE THEREOF WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS.

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Signature(s):                                          Address(es):

-----------------------------------------------------  -----------------------------------------------------

-----------------------------------------------------  -----------------------------------------------------
                                                       (Include Zip Code)
Name of Record Holder(s):                              Area Code(s) and Telephone No(s).:

-----------------------------------------------------  -----------------------------------------------------

-----------------------------------------------------  -----------------------------------------------------
(Please Type or Print)

Number of Energy Group ADSs:                           If Energy Group ADSs will be tendered by book- entry
                                                       transfer, check box:
-----------------------------------------------------  [ ]  The Depositary Trust Company
Energy Group ADR No.(s) (if available):                Account Number:

-----------------------------------------------------  -----------------------------------------------------

Dated: ----------------------------------------------
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the US Depositary either the Energy Group ADRs representing the Energy Group ADSs with respect to which the Offer is being accepted hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Energy Group ADSs into the US Depositary's account at The Depositary Trust Company, in any such case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees any other required documents, all within three New York Stock Exchange trading days after the date hereof.

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---------------------------------------------------  ---------------------------------------------------
Name of Firm, Agent or Trustee                       (Authorized Signature)

                                                     Name:
---------------------------------------------------         -------------------------------------------
Address                                                     (Please Type or Print)

                                                     Title:
---------------------------------------------------          --------------------------------------------
(Zip Code)
                                                     Date:
---------------------------------------------------        --------------------------------------------
Area Code and Telephone No.
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NOTE: DO NOT SEND ENERGY GROUP ADRs WITH THIS FORM; ENERGY GROUP ADRs SHOULD BE
      SENT WITH YOUR LETTER OF TRANSMITTAL.

        THIS DOCUMENT SHOULD NOT BE FORWARDED OR TRANSMITTED IN OR INTO
                          AUSTRALIA, CANADA OR JAPAN.

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